UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2006

                      COMMODORE APPLIED TECHNOLOGIES, INC.
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




              DELAWARE                  1-11871              11-3312952
    -------------------------    ------------------   ------------------------
          (State or other             (Commission         (I.R.S. Employer
            jurisdiction              File Number)       Identification No.)
         of incorporation)

150 East 58th Street, Suite 3238                                 10155
New York, New York
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 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800


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          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                November 15, 2006



ITEM 7.01  REGULATION FD DISCLOSURE

         On November 15, 2006, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing its 2006 3rd Quarter earnings.


A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated November 15, 2006.


The information contained in this report is being furnished pursuant to Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  November 15, 2006                 By:  /s/ James M. DeAngelis
                                                  -------------------------
                                                  James M. DeAngelis
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                                 EXHIBIT INDEX

         Exhibit No.

            99.1 Press Release dated November 15, 2006 issued by Commodore Applied Technologies, Inc.
















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